EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of common stock of the Issuer.

Date: June 21, 2022

STEPSTONE GROUP LP By: StepStone Group Holdings LLC, its General Partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE VC GLOBAL PARTNERS VII-A, L.P. By: StepStone Group LP, its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE VC GLOBAL PARTNERS VII-C, L.P. By: StepStone Group LP, its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE VC GENERAL PARTNER VII, L.P. By: StepStone Group LP, its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE VC OPPORTUNITIES III, L.P. By: StepStone Group LP, its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE VC OPPORTUNITIES GENERAL PARTNER III, L.P. By: StepStone Group LP, its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE VC SECONDARIES FUND III, L.P. By: StepStone Group LP, its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE VC SECONDARIES GENERAL PARTNER III, L.P. By: StepStone Group LP, its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE VC SECONDARIES FUND IV, L.P. By: StepStone Group LP, its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE VC SECONDARIES GENERAL PARTNER IV, L.P. By: StepStone Group LP, its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary